Exhibit 10.146

EXECUTION

AMENDMENT NUMBER TWO

to the

LOAN AND SECURITY AGREEMENT

Dated as of March 31, 2015,

among

PENNYMAC CORP.

and

CITIBANK, N.A.

This AMENDMENT NUMBER TWO (this “Amendment Number Two”) is made this 6th day of July, 2015, among PENNYMAC CORP. (“Borrower”) and CITIBANK, N.A. (“Lender”), to the Loan and Security Agreement, dated as of March 31, 2015, among Borrower and Lender, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Borrower has requested that Lender agree to amend the Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Borrower represents to Lender that Borrower is in full compliance with all of the terms and conditions of the Agreement and each other Facility Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Facility Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of July 6, 2015 (the “Amendment Effective Date”):

(a) Section 6.01(k) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

Investment Company Act. No Borrower Party is an “investment company” or a company controlled by an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Each Borrower Party (i) has been structured so as not to constitute, and is not, a “covered fund” for purposes of Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), and (ii) is relying upon an exception or exemption from the registration requirements of the Investment Company Act other than those set forth in Sections 3(c)(1) and 3(c)(7) of the Investment Company Act.

SECTION 2. Fees and Expenses. Borrower agrees to pay to Lender all reasonable out of pocket costs and expenses incurred by Lender in connection with this Amendment Number Two (including all reasonable fees and out of pocket costs and expenses of the Lender’s legal counsel) in accordance with Section 3.03 of the Agreement.

SECTION 3. Representations. Borrower hereby represents to Lender that as of the date hereof, Borrower is in full compliance with all of the terms and conditions of the Agreement and each other Facility Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Facility Document.

SECTION 4. Binding Effect; Governing Law. This Amendment Number Two shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER TWO SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5. Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Two need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

PENNYMAC CORP.,
as Borrower

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Executive Vice President, Treasurer

CITIBANK, N.A., as Lender

By:	/s/ Susan Mills
Name:	Susan Mills
Title:	Vice President
Citibank, N.A.